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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southern Financial Bancorp, Inc. on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Georgia S. Derrico, Chairman and Chief Executive Officer of Southern Financial, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                           s/s Georgia S. Derrico
                           ----------------------
                           Georgia S. Derrico
                           Chairman and Chief Executive Officer
                           March 28, 2003


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southern Financial Bancorp, Inc. on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patricia A. Ferrick, Chief Financial Officer and Senior Vice President of Southern Financial , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                           s/s Patricia A. Ferrick
                           -----------------------
                           Patricia A. Ferrick
                           Chief Financial Officer and Senior Vice
                           President
                           March 28, 2003